Exhibit 99.2

Voya Financial

Quarterly Investor Supplement

September 30, 2020

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended September 30, 2020. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 44

Explanatory Note on Non-GAAP Financial Information

On December 18, 2019, we entered into an agreement to dispose of substantially all of our Individual Life and other closed block non-retirement annuities businesses (the "Individual Life Transaction"). As a result, the assets and liabilities of the businesses to be sold have been classified as held for sale and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. For the quarter ended September 30, 2020, Income (loss) from discontinued operations, net of tax included $9 million estimated gain on sale, net of tax. As of September 30, 2020, the total estimated loss on sale, net of tax was $1.3 billion, which represents the excess of the estimated carrying value of the businesses held for sale over the estimated purchase price less cost to sell. Revenues and net results of the business that will be divested via reinsurance at closing of the Individual Life Transaction (including insignificant number of Individual Life, Annuities and Closed Block Variable Annuities ("CBVA") policies that were not part of the Individual Life and 2018 Transactions) are reported in businesses exited or to be exited through reinsurance or divestment and are excluded from adjusted operating earnings. All prior periods have been revised to reflect these changes. Refer to Business Held for Sale and Discontinued Operations in Part I, Item 1. of our Quarterly Report on Form 10-Q for further detail on discontinued operations.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
▪Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;
•Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

Voya Financial	Page 4 of 44

Explanatory Note on Non-GAAP Financial Information

•Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Stranded Costs
As a result of the 2018 Transaction and the Individual Life Transaction, the historical revenues and certain expenses of the sold businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that will be divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and closed block non retirement annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we would cease to incur such expenses upon the close of the 2018 Transaction and the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we have or will provide transitional services and for which we have or will be reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of our continuing operations. The Stranded Costs related to the 2018 Transaction were removed in the fourth quarter of 2019 and we plan to address the Stranded Costs related to the Individual Life Transaction through a cost reduction strategy.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:
•DAC/VOBA and other intangibles unlocking, including amortization of net cost of reinsurance and reserve adjustments;
•The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis;
•For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018; and
•For periods ended on or prior to the closing of the Individual Life Transaction, stranded costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining stranded costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.
Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.

Voya Financial	Page 5 of 44

Explanatory Note on Non-GAAP Financial Information

Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Retirement, Investment Management and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
Beginning in 2018, the normalized adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate beginning in 2018.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;
•Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;
•Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges for annuity contracts.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 44

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Net income (loss) available to Voya Financial, Inc.'s common shareholders	(333)	(71)	(98)	(776)	106	(502)	397
Per common share (basic)	(2.64)	(0.56)	(0.75)	(5.76)	0.77	(3.93)	2.77
Per common share (diluted)	(2.64)	(0.55)	(0.71)	(5.45)	0.74	(3.93)	2.67
Adjusted operating earnings: (1)
Before income taxes	40	17	134	178	122	190	413
After income taxes	39	20	115	153	114	174	361
Effective tax rate	0.9%	(17.6)%	14.3%	14.2%	7.5%	8.7%	12.6%
Per common share (Adjusted diluted)	0.30	0.15	0.83	1.07	0.79	1.32	2.43
Normalized adjusted operating earnings: (1)
Before income taxes	185	169	180	199	179	533	525
After income taxes	154	140	151	170	159	445	450
Effective tax rate	16.7%	17.2%	16.0%	14.9%	11.7%	16.6%	14.4%
Per common share (Adjusted diluted)	1.19	1.09	1.10	1.19	1.10	3.38	3.03
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	9,045	8,936	6,815	8,796	9,939	9,045	9,939
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	4,562	4,897	4,974	5,465	6,442	4,562	6,442
Deferred Tax Asset ("DTA") (2)	1,690	1,767	1,935	1,823	1,829	1,690	1,829
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	2,872	3,130	3,039	3,642	4,613	2,872	4,613
Book value per common share (including AOCI)	71.67	70.86	54.09	66.49	73.73	71.67	73.73
Book value per common share (excluding AOCI) (1)	36.15	38.83	39.48	41.31	47.79	36.15	47.79
Debt to Capital:
Debt to Capital	24.0%	24.2%	29.1%	24.4%	22.4%	24.0%	22.4%
Adjusted Debt to Capital (1)	33.7%	32.4%	32.1%	30.4%	27.4%	33.7%	27.4%
Shares:
Weighted-average common shares outstanding
Basic	126	126	131	135	138	128	143
Dilutive effect of warrants	1	—	3	4	2	1	2
Other dilutive effects (3)	2	2	4	4	4	3	4
Diluted (4)	126	128	137	142	144	128	149
Adjusted Diluted (1)	129	128	137	142	144	132	149
Ending shares outstanding	126	126	126	132	135	126	135
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	—	—	406	160	290	406	936
Dividends to common shareholders	19	19	20	21	20	58	23
Total cash returned to common shareholders	19	19	426	181	310	464	959

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) DTA primarily related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), net of $194 million tax valuation allowance for the periods beginning with quarter ended December 31, 2019 and $445 million for the periods presented prior to the quarter ended December 31, 2019. Periods beginning with quarter ended December 31, 2019 have been adjusted for the expected utilization of Federal NOLs related to the Individual Life Transaction.

(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(4) This is a GAAP financial measure. For the three and nine months ended September 30, 2020, weighted average shares used for calculating basic and diluted earnings per share (EPS) are the same, as the inclusion of the warrants, RSU awards, PSU awards, and stock options would be antidilutive to the EPS calculation due to the net loss from continuing operations available to common shareholders.

Voya Financial	Page 7 of 44

Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Normalized adjusted operating earnings
Retirement	152	120	133	151	141	405	435
Investment Management	36	46	42	61	45	124	125
Employee Benefits	51	46	60	53	56	157	143
Corporate	(54)	(43)	(55)	(65)	(64)	(152)	(179)
Before income taxes	185	169	180	199	179	533	525
After income taxes	154	140	151	170	159	445	450
Effective tax rate	16.7%	17.2%	16.0%	14.9%	11.7%	16.6%	14.4%
Per common share (Adjusted diluted)	1.19	1.09	1.10	1.19	1.10	3.38	3.03
Prepayment fees and alternative investment income above (below) long-term expectations (1)
Retirement	45	(92)	7	21	5	(41)	11
Investment Management	11	(27)	(2)	(2)	—	(18)	(5)
Employee Benefits	6	(10)	1	2	1	(3)	1
Before income taxes	61	(129)	6	21	6	(61)	7
After income taxes	48	(102)	5	17	5	(48)	6
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (Adjusted diluted)	0.37	(0.79)	0.04	0.12	0.03	(0.37)	0.04
DAC/VOBA and other intangibles unlocking
Retirement	(172)	9	(16)	(10)	(29)	(179)	(20)
Before income taxes	(172)	9	(16)	(10)	(29)	(179)	(20)
After income taxes	(136)	7	(13)	(8)	(23)	(142)	(16)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (Adjusted diluted)	(1.05)	0.05	(0.09)	(0.06)	(0.16)	(1.08)	(0.11)
Individual Life transaction stranded costs(2)
Before income taxes	(34)	(32)	(36)	(33)	(34)	(102)	(99)
After income taxes	(27)	(25)	(28)	(26)	(27)	(81)	(78)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (Adjusted diluted)	(0.21)	(0.20)	(0.21)	(0.18)	(0.18)	(0.61)	(0.53)
Adjusted operating earnings
Retirement	25	37	124	162	117	185	426
Investment Management	47	20	40	59	46	106	121
Employee Benefits	56	36	61	55	57	154	144
Corporate	(88)	(75)	(91)	(98)	(98)	(254)	(278)
Before income taxes	40	17	134	178	122	190	413
After income taxes	39	20	115	153	114	174	361
Effective tax rate	0.9%	(17.6)%	14.3%	14.2%	7.5%	8.7%	12.6%
Per common share (Adjusted diluted)	0.30	0.15	0.83	1.07	0.79	1.32	2.43

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(2) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 8 of 44

Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Normalized adjusted operating earnings
Before income taxes	185	169	180	199	179	533	525
Income taxes
Federal income taxes at 21% corporate rate	39	35	38	42	38	112	110
Tax adjustments (1)	(8)	(6)	(9)	(12)	(17)	(23)	(35)
Total taxes	31	29	29	30	21	89	75
Effective tax rate (2)	16.7%	17.2%	16.0%	14.9%	11.7%	16.6%	14.4%

Prepayment fees and alternative investment income above (below) long-term expectations (3)
Before income taxes	61	(129)	6	21	6	(61)	7
Income taxes
Federal income taxes at 21% corporate rate	13	(27)	1	4	1	(13)	1
Total taxes	13	(27)	1	4	1	(13)	1
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking
Before income taxes	(172)	9	(16)	(10)	(29)	(179)	(20)
Income taxes
Federal income taxes at 21% corporate rate	(36)	2	(3)	(2)	(6)	(38)	(4)
Total taxes	(36)	2	(3)	(2)	(6)	(38)	(4)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Individual Life transaction stranded costs (4)
Before income taxes	(34)	(32)	(36)	(33)	(34)	(102)	(99)
Income taxes
Federal income taxes at 21% corporate rate	(7)	(7)	(8)	(7)	(7)	(21)	(21)
Total taxes	(7)	(7)	(8)	(7)	(7)	(21)	(21)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	40	17	134	178	122	190	413
Income taxes
Federal income taxes at 21% corporate rate	8	4	28	37	26	40	87
Tax adjustments (1)	(8)	(6)	(9)	(12)	(17)	(23)	(35)
Total taxes	—	(3)	19	25	9	17	52
Effective tax rate (2)	0.9%	(17.6)%	14.3%	14.2%	7.5%	8.7%	12.6%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes and tax credits, less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) Effective tax rate calculations are based on un-rounded numbers.
(3) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(4) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 9 of 44

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Revenues
Net investment income	800	586	698	735	687	2,084	2,057
Fee income	507	458	505	510	494	1,470	1,459
Premiums	604	607	608	556	565	1,819	1,717
Net realized capital gains (losses)	(70)	(1)	(233)	(159)	(20)	(304)	(7)
Other revenues	90	81	92	140	106	263	325
Income (loss) related to consolidated investment entities	140	(68)	15	28	43	87	115
Total revenues	2,071	1,663	1,685	1,810	1,875	5,419	5,666

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,299)	(997)	(882)	(862)	(1,003)	(3,178)	(2,888)
Operating expenses	(630)	(643)	(640)	(767)	(627)	(1,913)	(1,979)
Net amortization of DAC/VOBA	(241)	(19)	(76)	(63)	(36)	(336)	(136)
Interest expense	(40)	(40)	(40)	(41)	(51)	(120)	(135)
Operating expenses related to consolidated investment entities	(6)	(12)	(3)	(11)	(9)	(21)	(34)
Total benefits and expenses	(2,216)	(1,711)	(1,641)	(1,744)	(1,726)	(5,568)	(5,172)
Income (loss) from continuing operations before income taxes	(145)	(48)	44	66	149	(149)	494
Less:
Net investment gains (losses) and related charges and adjustments	29	42	(8)	(47)	14	63	73
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	16	38	(89)	8	(12)	(36)	(22)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(342)	(55)	9	18	31	(387)	80
Income (loss) attributable to noncontrolling interests	106	(79)	6	6	19	33	44
Income (loss) on early extinguishment of debt	—	—	—	—	(12)	—	(12)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	(63)	—	—	66
Dividend payments made to preferred shareholders	14	4	14	4	14	32	24
Other adjustments	(8)	(15)	(22)	(38)	(27)	(45)	(172)
Adjusted operating earnings before income taxes (1)	40	17	134	178	122	190	413

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 10 of 44

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	523	336	479	498	479	1,338	1,433
Fee income	391	361	388	396	392	1,140	1,131
Premiums	494	506	502	459	460	1,502	1,405
Other revenue	26	22	28	68	34	76	120
Adjusted operating revenues (1)	1,434	1,225	1,397	1,421	1,365	4,056	4,089

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(623)	(629)	(607)	(591)	(590)	(1,859)	(1,802)
Operating expenses	(519)	(515)	(558)	(564)	(537)	(1,592)	(1,608)
Net amortization of DAC/VOBA	(196)	(16)	(41)	(40)	(57)	(253)	(108)
Interest expense (2)	(57)	(48)	(57)	(48)	(59)	(162)	(158)
Adjusted operating benefits and expenses	(1,395)	(1,208)	(1,263)	(1,243)	(1,243)	(3,866)	(3,676)
Adjusted operating earnings before income taxes (1)	40	17	134	178	122	190	413

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	718	559	677	701	675	1,954	2,011
Investment Management	173	129	166	197	167	467	478
Employee Benefits	541	530	543	500	503	1,615	1,526
Corporate	2	7	11	23	20	20	74
Adjusted operating revenues (1)	1,434	1,225	1,397	1,421	1,365	4,056	4,089

Adjusted operating earnings
Retirement	25	37	124	162	117	185	426
Investment Management	47	20	40	59	46	106	121
Employee Benefits	56	36	61	55	57	154	144
Corporate	(88)	(75)	(91)	(98)	(98)	(254)	(278)
Adjusted operating earnings before income taxes (1)	40	17	134	178	122	190	413

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 44

Adjusted Operating Earnings by Segment

	Three Months Ended September 30, 2020
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	473	16	33	1	523
Fee income	222	154	15	—	391
Premiums	—	—	494	—	494
Other revenue	23	4	(1)	1	26
Adjusted operating revenues (1)	718	173	541	2	1,434

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(249)	—	(372)	(2)	(623)
Operating expenses	(254)	(126)	(108)	(30)	(519)
Net amortization of DAC/VOBA	(190)	—	(6)	—	(196)
Interest expense (2)	—	—	—	(57)	(57)
Adjusted operating benefits and expenses	(693)	(126)	(485)	(90)	(1,395)
Adjusted operating earnings before income taxes (1)	25	47	56	(88)	40

	Three Months Ended September 30, 2019
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	437	5	29	8	479
Fee income	218	158	16	—	392
Premiums	(1)	—	460	1	460
Other revenue	21	4	(2)	11	34
Adjusted operating revenues (1)	675	167	503	20	1,365

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(238)	—	(341)	(11)	(590)
Operating expenses	(267)	(121)	(101)	(48)	(537)
Net amortization of DAC/VOBA	(53)	—	(4)	—	(57)
Interest expense (2)	—	—	—	(59)	(59)
Adjusted operating benefits and expenses	(558)	(121)	(446)	(118)	(1,243)
Adjusted operating earnings before income taxes (1)	117	46	57	(98)	122

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 12 of 44

Adjusted Operating Earnings by Segment

	Nine Months Ended September 30, 2020
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	1,246	(3)	80	16	1,338
Fee income	635	459	46	—	1,140
Premiums	8	—	1,494	—	1,502
Other revenue	65	12	(5)	4	76
Adjusted operating revenues (1)	1,954	467	1,615	20	4,056

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(724)	—	(1,119)	(16)	(1,859)
Operating expenses	(806)	(361)	(327)	(96)	(1,592)
Net amortization of DAC/VOBA	(238)	—	(15)	—	(253)
Interest expense (2)	—	—	—	(162)	(162)
Adjusted operating benefits and expenses	(1,769)	(361)	(1,461)	(274)	(3,866)
Adjusted operating earnings before income taxes (1)	185	106	154	(254)	190

	Nine Months Ended September 30, 2019
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	1,301	10	84	38	1,433
Fee income	628	455	48	—	1,131
Premiums	4	—	1,399	2	1,405
Other revenue	78	13	(5)	34	120
Adjusted operating revenues (1)	2,011	478	1,526	74	4,089

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(707)	—	(1,066)	(29)	(1,802)
Operating expenses	(783)	(357)	(303)	(165)	(1,608)
Net amortization of DAC/VOBA	(95)	—	(13)	—	(108)
Interest expense (2)	—	—	—	(158)	(158)
Adjusted operating benefits and expenses	(1,585)	(357)	(1,382)	(352)	(3,676)
Adjusted operating earnings before income taxes (1)	426	121	144	(278)	413

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 13 of 44

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Assets
Total investments	56,081	55,536	52,570	53,687	54,159
Cash and cash equivalents	1,052	1,110	1,033	1,181	1,155
Assets held in separate accounts	82,879	78,521	68,937	81,670	78,714
Premium receivable and reinsurance recoverable, net	3,657	3,767	3,722	3,732	3,871
Short term investments under securities loan agreement and accrued investment income	1,209	2,166	2,724	1,900	2,114
Deferred policy acquisition costs, Value of business acquired	1,669	1,967	2,603	2,226	2,198
Current and deferred income taxes (1)	1,314	1,326	1,769	1,458	1,029
Other assets (2)	812	836	1,086	902	1,120
Assets related to consolidated investment entities	2,613	1,782	2,155	2,226	2,189
Assets held for sale	20,180	19,923	19,133	20,069	21,076
Total Assets	171,466	166,934	155,732	169,051	167,625
Liabilities
Future policy benefits and contract owner account balances	52,482	51,658	51,621	50,868	51,131
Liabilities related to separate accounts	82,879	78,521	68,937	81,670	78,714
Payables under securities loan agreements, including collateral held	575	1,608	2,065	1,373	1,499
Short-term debt	1	1	1	1	1
Long-term debt	3,043	3,043	3,042	3,042	3,041
Other liabilities (3)	2,237	2,906	2,789	2,243	2,360
Liabilities related to consolidated investment entities	1,372	874	1,040	1,126	1,212
Liabilities held for sale	18,232	18,034	17,972	18,498	18,401
Total Liabilities	160,821	156,645	147,467	158,821	156,359
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	2	2	2	2	3
Treasury stock	(889)	(887)	(882)	(460)	(5,955)
Additional paid-in capital	11,213	11,227	11,232	11,184	24,671
Retained earnings (deficit)	(5,152)	(4,833)	(4,766)	(4,649)	(11,665)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	5,174	5,509	5,586	6,077	7,054
Accumulated other comprehensive income	4,483	4,039	1,841	3,331	3,497
Total Voya Financial, Inc. Shareholders' Equity	9,657	9,548	7,427	9,408	10,551
Noncontrolling interest	988	741	838	822	715
Total Shareholders' Equity	10,645	10,289	8,265	10,230	11,266
Total Liabilities and Shareholders' Equity	171,466	166,934	155,732	169,051	167,625

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	1,884	1,961	2,129	2,017	2,274
Tax valuation allowance related to Federal NOL's	(194)	(194)	(194)	(194)	(445)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	(1,096)	(978)	(394)	(789)	(833)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	720	537	228	424	33
Total Current and deferred income taxes	1,314	1,326	1,769	1,458	1,029
Gross Unrealized Gains (losses) reflected in AOCI	5,220	4,657	1,875	3,759	3,968
21% Tax Effect	(1,096)	(978)	(394)	(789)	(833)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 14 of 44

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Retirement
Balance as of Beginning-of-Period	489	1,004	667	632	834	667	1,271
Deferrals of commissions and expenses	16	17	15	18	5	48	40
Amortization	(35)	(29)	(23)	(22)	(41)	(87)	(100)
Unlocking	(154)	38	(22)	(13)	(4)	(138)	39
Change in unrealized capital gains/losses (1)	(52)	(541)	367	52	(162)	(226)	(618)
Balance as of End-of-Period	264	489	1,004	667	632	264	632
Deferred Sales Inducements as of End-of-Period (2)	26	27	29	29	29	26	29
Other (3)
Balance as of Beginning-of-Period	125	129	118	113	116	118	106
Deferrals of commissions and expenses	11	10	11	11	11	32	39
Amortization	(7)	(6)	(6)	(3)	(4)	(19)	(13)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses (1)	(3)	(8)	6	(3)	(10)	(5)	(19)
Balance as of End-of-Period	126	125	129	118	113	126	113
Total
Balance as of Beginning-of-Period	614	1,133	785	745	950	785	1,377
Deferrals of commissions and expenses	27	27	26	29	16	80	79
Amortization	(42)	(35)	(29)	(25)	(45)	(106)	(113)
Unlocking	(154)	38	(22)	(13)	(4)	(138)	39
Change in unrealized capital gains/losses (1)	(55)	(549)	373	49	(172)	(231)	(637)
Balance as of End-of-Period, excluding businesses to be exited through reinsurance or divestment	390	614	1,133	785	745	390	745
Balance as of End-of-Period, businesses to be exited through reinsurance or divestment (4)	1,279	1,353	1,470	1,441	1,453	1,279	1,453
Balance as of End-of-Period, including businesses to be exited through reinsurance or divestment	1,669	1,967	2,603	2,226	2,198	1,669	2,198

(1) Includes insignificant amounts related to the adoption of a new accounting standard (CECL) in Q1 '20.
(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits.
(4) Represents amounts related to the Individual Life transaction.

Voya Financial	Page 15 of 44

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019

Financial Debt
Senior bonds	1,943	1,943	1,941	1,941	1,941
Subordinated bonds	1,097	1,097	1,098	1,098	1,097
Other debt	4	4	4	4	4
Total Debt	3,044	3,044	3,043	3,043	3,042

Equity
Preferred equity (Excluding AOCI) (1)	612	612	612	612	612
Common equity (Excluding AOCI)	4,562	4,897	4,974	5,465	6,442
Total Equity (Excluding AOCI) (2)	5,174	5,509	5,586	6,077	7,054
Accumulated other comprehensive income (AOCI)	4,483	4,039	1,841	3,331	3,497
Total Voya Financial, Inc. Shareholders' Equity	9,657	9,548	7,427	9,408	10,551

Capital
Total Capitalization	12,701	12,592	10,470	12,451	13,593
Total Capitalization (Excluding AOCI) (2)	8,218	8,553	8,629	9,120	10,096

Debt to Capital
Debt to Capital	24.0%	24.2%	29.1%	24.4%	22.4%
Adjusted Debt to Capital (2) (3)	33.7%	32.4%	32.1%	30.4%	27.4%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 16 of 44

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2020
(in millions USD)	General Account	Separate Account (3)	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (4)	Total AUM + AUA

Retirement (1)	34,382	78,388	62,884	175,654	306,892	482,546
Investment Management	57,815	28,752	151,633	238,200	53,241	291,441
Employee Benefits	1,864	15	—	1,879	—	1,879
Eliminations/Other	(36,246)	(22,803)	(11,083)	(70,132)	(48,256)	(118,388)
Total AUM and AUA (2)	57,815	84,352	203,434	345,601	311,877	657,478

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes AUM balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, for which a substantial portion of the assets will continue to be managed by the Investment Management segment.

(3) Includes separate account balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, which are reported as Assets held for sale on the balance sheet.
(4) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 18 of 44

Retirement Sources of Normalized Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of						Year-to-Date or As of
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019		9/30/2019	9/30/2020	9/30/2019
Sources of operating earnings before income taxes:
Gross investment income (normalized)	399	398	391	391		396	1,188	1,187
Investment expenses	(19)	(19)	(19)	(20)		(19)	(57)	(56)
Credited interest	(233)	(232)	(231)	(234)		(234)	(696)	(694)
Net margin	147	147	141	137		143	435	437
Other investment income (normalized) (1)	41	44	49	46		45	134	133
Investment spread and other investment income (normalized)	188	191	190	183	198	188	569	570
Full service fee based revenue	140	122	133	140		137	395	394
Recordkeeping and Other fee based revenue	112	99	113	119		111	324	330
Total fee based margin	251	220	246	259		248	717	724
Net underwriting gain (loss) and other revenue	(4)	(2)	(3)	(2)		(3)	(9)	—
Administrative expenses	(198)	(216)	(228)	(206)		(212)	(642)	(621)
Net Commissions	(57)	(53)	(52)	(55)		(54)	(162)	(159)
DAC/VOBA and other intangibles amortization, excluding unlocking	(29)	(21)	(20)	(28)		(26)	(70)	(79)
Normalized adjusted operating earnings before income taxes	152	120	133	151	141	141	405	435
Prepayment fees and alternative investment income above (below) long-term expectations	45	(92)	7	21		5	(41)	11
DAC/VOBA and other intangibles unlocking (2)	(172)	9	(16)	(10)		(29)	(179)	(20)
Adjusted operating earnings before income taxes	25	37	124	162		117	185	426
Adjusted Return on Capital (3)	11.8%	10.9%	13.6%	13.2%		13.2%	11.8%	13.2%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	218	97	187	194		182	502	546
Full Service Fee Based Revenue	140	122	133	140		137	395	394
Total Full Service Revenue	358	219	320	334		319	897	940

Client Assets
Spread Based	34,382	33,616	33,828	32,932		32,928	34,382	32,928
Fee Based	346,516	305,107	259,664	307,630		278,318	346,516	278,318
Retail Client Assets	59,739	57,783	52,579	63,108		60,221	59,739	60,221
Defined Contribution Investment-only Stable Value	41,909	40,784	39,806	36,373		36,343	41,909	36,343
Total Client Assets	482,546	437,290	385,877	440,043		407,810	482,546	407,810

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) Includes $10 million reserve adjustment related to loss recognition in Q3 2020.
(3) Adjusted Return on Capital calculated using trailing twelve months.
(4) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 19 of 44

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Full service - Corporate markets
Client Assets, beginning of period	72,658	62,562	73,497	68,892	67,748	73,497	58,705
Transfers / Single deposits	1,605	821	1,179	1,310	1,338	3,605	3,518
Recurring deposits	1,714	1,689	2,059	1,596	1,653	5,462	5,142
Total Deposits	3,319	2,510	3,238	2,906	2,991	9,067	8,660
Surrenders, benefits, and product charges	(2,386)	(1,895)	(2,961)	(2,596)	(2,112)	(7,242)	(6,579)
Net Flows	933	616	277	310	879	1,826	2,081
Interest credited and investment performance	4,324	9,481	(11,212)	4,295	265	2,593	8,106
Client Assets, end of period - Corporate markets	77,915	72,658	62,562	73,497	68,892	77,915	68,892

Full service - Tax-exempt markets
Client Assets, beginning of period	68,926	62,504	70,109	66,636	65,978	70,109	60,514
Transfers / Single deposits	3,059	520	318	552	927	3,897	1,803
Recurring deposits	921	962	1,039	892	882	2,922	2,714
Total Deposits	3,980	1,482	1,357	1,444	1,809	6,819	4,517
Surrenders, benefits, and product charges	(1,383)	(2,025)	(1,305)	(1,488)	(1,416)	(4,713)	(4,760)
Net Flows	2,597	(543)	52	(43)	393	2,106	(244)
Interest credited and investment performance	3,231	6,965	(7,657)	3,231	265	2,539	6,366
Transfer between markets (5)	—	—	—	285	—	—	—
Client Assets, end of period - Tax-exempt markets	74,753	68,926	62,504	70,109	66,636	74,753	66,636

Full Service - Total
Client Assets, beginning of period	141,584	125,066	143,606	135,528	133,726	143,606	119,219
Transfers / Single deposits	4,664	1,341	1,497	1,862	2,265	7,502	5,321
Recurring deposits	2,635	2,651	3,098	2,488	2,535	8,384	7,856
Total Deposits	7,299	3,992	4,595	4,350	4,800	15,886	13,177
Surrenders, benefits, and product charges	(3,769)	(3,920)	(4,266)	(4,084)	(3,528)	(11,955)	(11,339)
Net Flows	3,530	73	329	267	1,272	3,932	1,837
Interest credited and investment performance	7,555	16,446	(18,869)	7,526	530	5,132	14,472
Transfer between markets (5)	—	—	—	285	—	—	—
Client Assets, end of period - Full Service Total	152,668	141,584	125,066	143,606	135,528	152,668	135,528

Full Service - Client Assets
Fee-based	120,121	109,748	93,016	112,477	104,422	120,121	104,422
Spread-based	32,547	31,836	32,050	31,129	31,106	32,547	31,106
Client Assets, end of period - Full Service Total	152,668	141,584	125,066	143,606	135,528	152,668	135,528

Voya Financial	Page 20 of 44

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Recordkeeping
Client Assets, beginning of period	195,361	166,649	195,154	173,896	170,417	195,154	152,837
Transfers / Single deposits	22,627	4,998	2,345	24,806	4,086	29,970	5,687
Recurring deposits	3,349	3,631	4,361	3,219	3,148	11,341	10,109
Total Deposits	25,976	8,629	6,706	28,025	7,234	41,311	15,796
Surrenders, benefits, and product charges	(5,519)	(4,173)	(5,177)	(15,737)	(4,476)	(14,869)	(13,609)
Net Flows	20,457	4,456	1,529	12,288	2,758	26,442	2,187
Interest credited and investment performance	10,578	24,256	(30,034)	9,255	721	4,800	18,872
Transfer between markets (5)	—	—	—	(285)	—	—	—
Client Assets, end of period - Recordkeeping	226,396	195,361	166,649	195,154	173,896	226,396	173,896

Total Defined Contribution (1)
Client Assets, beginning of period	336,943	291,713	338,758	309,424	304,143	338,758	272,056
Transfers / Single deposits	27,291	6,340	3,843	26,667	6,351	37,474	11,008
Recurring deposits	5,984	6,282	7,458	5,707	5,684	19,724	17,965
Total Deposits	33,275	12,622	11,301	32,374	12,035	57,198	28,973
Surrenders, benefits, and product charges	(9,288)	(8,093)	(9,443)	(19,821)	(8,005)	(26,824)	(24,949)
Net Flows	23,987	4,529	1,858	12,553	4,030	30,374	4,024
Interest credited and investment performance	18,133	40,701	(48,903)	16,781	1,251	9,931	33,344
Client Assets, end of period - Total Defined Contribution	379,063	336,943	291,713	338,758	309,424	379,063	309,424

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	40,784	39,807	36,374	36,343	35,679	36,374	34,078
Transfers / Single deposits	1,008	736	2,719	1,150	368	4,463	1,571
Recurring deposits	205	209	788	168	133	1,202	437
Total Deposits	1,213	945	3,507	1,318	501	5,665	2,008
Surrenders, benefits, and product charges	(639)	(583)	(913)	(1,314)	(620)	(2,135)	(2,043)
Net Flows	574	362	2,594	4	(119)	3,530	(35)
Interest credited and investment performance	550	615	839	27	783	2,004	2,300
Assets, end of period - Defined Contribution Investment-only SV	41,908	40,784	39,807	36,374	36,343	41,908	36,343

Retail Client Assets (3)	59,745	57,789	52,585	63,108	60,221	59,745	60,221

Other Assets (4)	1,828	1,774	1,771	1,802	1,822	1,828	1,822

Total Client Assets	482,546	437,290	385,877	440,043	407,810	482,546	407,810

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products.
(5) Transfer represents a plan moving from Recordkeeping to Full Service.

Investment Management

Voya Financial	Page 22 of 44

Investment Management Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Sources of operating earnings before income taxes:
Investment capital and other investment income (normalized)	5	6	6	6	5	17	15
Fee based margin	157	150	162	193	162	469	468
Administrative expenses	(126)	(109)	(126)	(138)	(121)	(361)	(357)
Normalized adjusted operating earnings before income taxes	36	46	42	61	45	124	125
Prepayment fees and alternative investment income above (below) long-term expectations	11	(27)	(2)	(2)	—	(18)	(5)
Adjusted operating earnings before income taxes	47	20	40	59	46	106	121

Fee based margin
Investment advisory and administrative revenue	154	148	157	156	158	459	455
Other fee based margin	3	2	5	37	4	10	13
Fee based margin (normalized)	157	150	162	193	162	469	468

Voya Financial	Page 23 of 44

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Client Assets:
External Clients
Institutional	110,019	105,573	93,662	94,424	92,912	110,019	92,912
Retail	70,367	67,359	60,168	72,398	68,014	70,367	68,014
Subtotal External Clients	180,385	172,932	153,830	166,822	160,926	180,385	160,926
General Account	57,815	56,997	56,873	56,651	56,336	57,815	56,336
Total Client Assets (AUM)	238,200	229,929	210,703	223,473	217,262	238,200	217,262
Administration Only Assets (AUA)	53,241	51,971	46,969	49,257	50,031	53,241	50,031
Total AUM and AUA	291,441	281,900	257,672	272,730	267,293	291,441	267,293

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	69	65	65	65	67	200	194
Retail	51	50	57	58	58	158	165
Subtotal External Clients	121	115	123	124	125	359	357
General Account	29	29	29	28	28	87	85
Total Investment Advisory and Administrative Revenues (AUM)	150	144	152	152	153	446	442
Administration Only Fees	4	4	5	4	5	13	13
Total Investment Advisory and Administrative Revenues	154	148	157	156	158	459	455

Revenue Yield (bps) (1)
External Clients
Institutional	25.6	25.7	27.5	27.8	29.0	26.2	28.9
Retail	29.9	30.9	33.5	33.5	34.4	30.9	33.3
Revenue Yield on External Clients	27.3	27.7	30.0	30.3	31.3	28.0	30.8
General Account	20.5	20.4	20.2	20.2	20.3	20.4	20.1
Revenue Yield on Client Assets (AUM)	25.6	25.9	27.5	27.7	28.4	26.1	27.9
Revenue Yield on Administration Only Assets (AUA)	3.5	3.3	4.3	3.4	3.6	3.5	3.3
Total Revenue Yield on AUM and AUA (bps)	21.6	21.7	23.3	23.2	23.7	22.0	23.3

Revenue Yield on Client Assets (AUM) - trailing twelve months	26.5	27.3	27.9	27.9	28.1	26.5	28.1

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 44

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Institutional AUM:
Beginning of period AUM	105,573	93,662	94,424	92,912	91,116	94,424	85,918
Inflows	5,046	10,096	4,417	3,233	2,478	19,559	9,032
Outflows	(3,312)	(3,045)	(2,313)	(2,860)	(2,105)	(8,670)	(6,202)
Subtotal Investment Management Sourced Institutional Net Flows	1,734	7,051	2,104	373	373	10,889	2,830
Affiliate Sourced Institutional Inflows	600	694	1,674	610	426	2,968	2,240
Affiliate Sourced Institutional Outflows	(524)	(631)	(695)	(463)	(467)	(1,850)	(2,861)
Subtotal Affiliate Sourced Net Flows	76	63	979	147	(41)	1,118	(621)
Net flows- Institutional AUM	1,810	7,114	3,083	520	332	12,007	2,209
Net Money Market Flows	55	—	—	—	—	55	—
Change in Market Value	2,579	4,797	(3,845)	1,028	1,196	3,531	4,521
Other (Including Acquisitions / Divestitures) (1)	2	—	—	(36)	268	2	264
End of period AUM- Institutional	110,019	105,573	93,662	94,424	92,912	110,019	92,912
Organic Growth (Net Flows/Beginning of period AUM)	1.7%	7.6%	3.3%	0.6%	0.4%	12.7%	2.6%
Market Growth %	2.4%	5.1%	-4.1%	1.1%	1.3%	3.7%	5.3%
Retail AUM:
Beginning of period AUM	67,359	60,168	72,398	68,014	67,189	72,398	61,257
Inflows	1,958	1,892	2,700	2,204	2,153	6,550	5,794
Outflows	(1,589)	(1,923)	(2,996)	(1,665)	(1,189)	(6,508)	(5,067)
Sub-advised Retail Net Flows	(21)	(12)	(148)	(130)	(29)	(181)	(391)
Subtotal Investment Management Sourced Retail Net Flows (2)	348	(43)	(444)	409	935	(139)	336
Affiliate Sourced Retail Inflows	623	559	770	627	669	1,952	1,900
Affiliate Sourced Retail Outflows	(962)	(804)	(1,235)	(882)	(813)	(3,001)	(2,519)
Subtotal Affiliate Sourced Retail Net Flows (2)	(339)	(245)	(465)	(255)	(144)	(1,049)	(619)
Variable Annuity Net Flows	(605)	(520)	(702)	(839)	(621)	(1,827)	(1,787)
Inflows from Sub-advisor Replacements	—	—	—	1,690	219	—	1,116
Net flows- Retail AUM	(596)	(808)	(1,611)	1,005	389	(3,015)	(954)
Net Money Market Flows	32	2	320	—	16	354	(133)
Change in Market Value	3,632	8,300	(10,077)	3,490	691	1,855	8,481
Other (Including Acquisitions / Divestitures) (1)	(61)	(303)	(862)	(111)	(271)	(1,226)	(637)
End of period AUM- Retail	70,367	67,359	60,168	72,398	68,014	70,367	68,014
Retail Organic Growth excluding Variable Annuity Net Flows and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	—%	-0.5%	-1.3%	0.2%	1.2%	-1.6%	-0.5%
Market Growth %	5.4%	13.8%	-13.9%	5.1%	1.0%	2.6%	13.8%
Total Investment Management Sourced Net Flows (2)	2,083	7,007	1,660	783	1,307	10,750	3,165
Total Affiliate Sourced Net Flows (2)	(264)	(182)	515	(109)	(184)	69	(1,239)
Total Variable Annuity Net Flows (1)	(605)	(520)	(702)	(839)	(621)	(1,827)	(1,787)
Total Inflows from Sub-advisor Replacements (3)	—	—	—	1,690	219	—	1,116
Total Net Flows	1,214	6,306	1,473	1,525	721	8,993	1,255
Net Flows excluding Variable Annuity Net Flows and Sub-advisor Replacements	1,819	6,826	2,175	674	1,123	10,820	1,926
Total External Clients Organic Growth (Net Flows (excludes VA and Sub-advisor Replacement) / Beginning of period AUM) (2)	1.1%	4.4%	1.3%	0.4%	0.7%	6.5%	1.3%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.
(3) Reflects net flows mainly associated with outside managed funds.

Voya Financial	Page 25 of 44

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Institutional
Equity	22,197	20,415	19,158	21,993	22,561
Fixed Income	87,822	85,158	74,504	72,431	70,351
Real Estate	—	—	—	—	—
Money Market	—	—	—	—	—
Total	110,019	105,573	93,662	94,424	92,912
Retail
Equity	41,285	39,667	34,182	44,567	41,149
Fixed Income	27,309	25,942	24,236	25,614	24,496
Real Estate	—	—	—	791	947
Money Market	1,773	1,750	1,750	1,426	1,422
Total	70,367	67,359	60,168	72,398	68,014
General Account
Equity	451	314	307	298	311
Fixed Income	56,254	55,505	55,544	55,126	54,962
Real Estate	—	—	—	—	—
Money Market	1,110	1,178	1,022	1,227	1,063
Total	57,815	56,997	56,873	56,651	56,336
Combined Asset Type
Equity	63,933	60,396	53,647	66,858	64,020
Fixed Income	171,384	166,605	154,284	153,171	149,810
Real Estate	—	—	—	791	947
Money Market	2,883	2,928	2,772	2,653	2,485
Total	238,200	229,929	210,703	223,473	217,262

Total Specialty Assets	72,064	69,973	69,523	69,827	68,330
% of Specialty Assets / Total AUM	30.3%	30.4%	33.0%	31.2%	31.5%

Total Retirement and Wealth Management Assets	105,757	101,306	95,781	103,535	100,840
% of Retirement and Wealth Management Assets / Total AUM	44.4%	44.1%	45.5%	46.3%	46.4%

Employee Benefits

Voya Financial	Page 27 of 44

Employee Benefits Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Sources of operating earnings before income taxes:
Gross investment income (normalized)	23	24	22	23	23	69	69
Investment expenses	(1)	(1)	(1)	(1)	—	(3)	(2)
Credited interest	(14)	(14)	(14)	(14)	(14)	(42)	(42)
Net margin	8	9	7	8	9	24	25
Other investment income (normalized)	6	4	7	5	6	17	17
Investment spread and other investment income (normalized)	14	13	14	13	15	41	42
Net underwriting gain (loss) and other revenue	149	145	164	145	147	458	419
Administrative expenses	(66)	(66)	(70)	(60)	(63)	(201)	(188)
Net commissions	(41)	(42)	(43)	(42)	(39)	(126)	(117)
DAC/VOBA and other intangibles amortization, excluding unlocking	(6)	(4)	(5)	(3)	(4)	(15)	(13)
Normalized adjusted operating earnings before income taxes	51	46	60	53	56	157	143
Prepayment fees and alternative investment income above (below) long-term expectations	6	(10)	1	2	1	(3)	1
DAC/VOBA and other intangibles unlocking	—	—	—	—	—	—	—
Adjusted operating earnings before income taxes	56	36	61	55	57	154	144
Adjusted Return on Capital (1)	31.0%	31.7%	34.1%	31.0%	29.8%	31.0%	29.8%

Group life:
Premiums	133	133	130	132	133	396	394
Benefits	(109)	(112)	(102)	(95)	(101)	(323)	(302)
Other (2)	(1)	(2)	(1)	(4)	(2)	(4)	(6)
Total Group life	23	19	27	33	30	69	86
Group Life Loss Ratio (Interest adjusted)	81.9%	83.8%	78.1%	72.2%	76.3%	81.3%	76.7%
Group stop loss:
Premiums	268	266	264	250	250	798	759
Benefits	(214)	(208)	(193)	(193)	(196)	(615)	(597)
Other (2)	(1)	(1)	(1)	(1)	(1)	(3)	(3)
Total Group stop loss	53	57	70	56	53	180	159
Stop loss Loss Ratio	79.8%	78.1%	73.2%	77.2%	78.6%	77.1%	78.8%
Voluntary Benefits, Disability, and Other	73	66	67	56	65	206	175

Net underwriting gain (loss) and other revenue
Premiums	516	519	515	481	482	1,550	1,455
Benefits	(364)	(374)	(349)	(331)	(331)	(1,087)	(1,026)
Other (2)	(2)	(3)	(2)	(5)	(3)	(7)	(9)
Total Net underwriting gain (loss) and other revenue	149	145	164	145	147	458	420
Total Aggregate Loss Ratio (1)	69.7%	69.3%	69.1%	70.2%	71.0%	69.7%	71.0%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 28 of 44

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Sales by Product Line:
Group life and Disability	11	21	81	9	7	113	124
Stop loss	35	17	241	12	25	293	270
Voluntary	8	41	80	8	6	129	106
Total sales by product line	54	79	402	29	38	535	500

Total gross premiums and deposits	554	563	560	511	515	1,677	1,568

Annualized In-force Premiums by Product Line:
Group life and Disability	702	716	704	710	715	702	715
Stop loss	1,091	1,075	1,084	1,038	1,037	1,091	1,037
Voluntary	474	477	483	390	392	474	392
Total annualized in-force premiums	2,267	2,268	2,271	2,138	2,144	2,267	2,144

Assets Under Management by Fund Group
General account	1,864	1,856	1,767	1,782	1,896	1,864	1,896
Separate account	15	14	13	15	15	15	15
Total AUM	1,879	1,870	1,780	1,797	1,911	1,879	1,911

Corporate

Voya Financial	Page 30 of 44

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Interest expense (excluding Preferred stock dividends) (1)	(43)	(44)	(43)	(43)	(45)	(130)	(133)
Preferred stock dividends	(14)	(4)	(14)	(4)	(14)	(32)	(24)
Amortization of intangibles	(6)	(8)	(9)	(9)	(9)	(23)	(26)
Other	9	13	11	(9)	4	33	4
Normalized adjusted operating earnings before income taxes	(54)	(43)	(55)	(65)	(64)	(152)	(179)
Individual Life transaction stranded costs (2)	(34)	(32)	(36)	(33)	(34)	(102)	(99)
Adjusted operating earnings before income taxes	(88)	(75)	(91)	(98)	(98)	(254)	(278)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.
(2) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment;  for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Investment Information

Voya Financial	Page 32 of 44

Portfolio Composition

	Balances as of
(in millions USD)	9/30/2020		6/30/2020		3/31/2020		12/31/2019		9/30/2019
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	42,330	75.5%	40,938	73.7%	37,584	71.5%	39,663	74.0%	39,718	73.4%
Fixed maturities, at fair value using the fair value option	3,014	5.4%	3,098	5.6%	2,855	5.4%	2,707	5.0%	2,676	4.9%
Equity securities, available for sale, at fair value	371	0.7%	225	0.4%	176	0.3%	196	0.4%	335	0.6%
Short-term investments	70	0.1%	73	0.1%	80	0.2%	68	0.1%	122	0.2%
Mortgage loans on real estate, net	6,762	12.0%	6,830	12.3%	6,947	13.1%	6,878	12.8%	6,927	12.8%
Policy loans	735	1.3%	746	1.3%	763	1.5%	776	1.4%	788	1.5%
Limited partnerships/corporations, before consolidation	1,637	N/M	1,540	N/M	1,619	N/M	1,625	N/M	1,554	N/M
CLO/VOEs Adjustments (1)	(254)	N/M	(164)	N/M	(276)	N/M	(335)	N/M	(312)	N/M
Limited partnerships/corporations, after consolidation	1,383	2.5%	1,376	2.5%	1,343	2.6%	1,290	2.4%	1,242	2.3%
Derivatives	270	0.5%	809	1.5%	875	1.7%	316	0.6%	439	0.8%
Other investments	319	0.5%	319	0.6%	392	0.7%	385	0.7%	383	0.7%
Securities pledged to creditors	827	1.5%	1,122	2.0%	1,555	3.0%	1,408	2.6%	1,529	2.8%
Total investments, after consolidation	56,081	100.0%	55,536	100.0%	52,570	100.0%	53,687	100.0%	54,159	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	1,644	3.5%	1,647	3.6%	1,695	4.0%	1,477	3.4%	1,538	3.5%
U.S. Corporate - Public	15,689	34.2%	15,042	33.3%	13,956	33.2%	14,938	34.0%	15,157	34.5%
U.S. Corporate - Private	6,199	13.4%	6,219	13.8%	5,643	13.4%	6,035	13.8%	6,000	13.6%
Foreign Government / Agency	709	1.5%	689	1.5%	693	1.7%	693	1.6%	699	1.6%
Foreign Corporate - Public	3,865	8.4%	3,671	8.2%	3,313	7.9%	3,648	8.4%	3,662	8.3%
Foreign Corporate - Private	4,724	10.2%	4,653	10.3%	4,416	10.5%	4,831	11.0%	4,768	10.9%
State, municipalities and political subdivisions	1,353	2.9%	1,368	3.0%	1,315	3.1%	1,323	3.0%	1,362	3.1%
CMO-B	3,662	7.9%	3,887	8.6%	3,700	8.8%	3,433	7.7%	3,496	8.0%
Agency	616	1.3%	665	1.5%	954	2.3%	643	1.5%	707	1.6%
Non-Agency (3)	1,452	3.1%	1,429	3.2%	987	2.4%	1,164	2.7%	1,105	2.5%
Total Residential mortgage-backed securities	5,730	12.3%	5,981	13.3%	5,641	13.5%	5,240	11.9%	5,308	12.1%
Commercial mortgage-backed securities	4,203	9.1%	3,847	8.5%	3,484	8.3%	3,574	8.2%	3,379	7.7%
Other asset-backed securities (3)	2,055	4.5%	2,041	4.5%	1,838	4.4%	2,019	4.7%	2,050	4.7%
Total fixed maturities, including securities pledged (4)	46,171	100.0%	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,266	2.7%	1,281	2.8%	1,227	2.9%	1,120	2.6%	945	2.2%
Due after one year through five years	5,311	11.5%	5,259	11.6%	5,019	12.0%	5,638	12.9%	5,975	13.6%
Due after five years through ten years	8,529	18.5%	8,652	19.2%	8,117	19.3%	8,667	19.8%	8,434	19.2%
Due after ten years	19,077	41.3%	18,097	40.1%	16,668	39.7%	17,520	40.0%	17,845	40.6%
CMO-B	3,662	7.9%	3,887	8.6%	3,700	8.8%	3,433	7.7%	3,495	8.0%
Mortgage-backed securities	6,271	13.6%	5,941	13.2%	5,425	12.9%	5,381	12.4%	5,191	11.8%
Other asset-backed securities (3)	2,055	4.5%	2,041	4.5%	1,838	4.4%	2,019	4.6%	2,038	4.6%
Total fixed maturities, including securities pledged (4)	46,171	100.0%	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	24,651	53.4%	24,379	54.0%	23,284	55.4%	23,779	54.2%	24,267	55.2%
2	19,543	42.3%	18,747	41.5%	17,033	40.5%	18,149	41.5%	17,795	40.5%
3	1,367	3.0%	1,460	3.2%	1,249	3.0%	1,324	3.0%	1,373	3.1%
4	497	1.0%	445	1.0%	329	0.8%	378	0.9%	345	0.8%
5	81	0.2%	76	0.2%	75	0.2%	121	0.3%	113	0.3%
6	32	0.1%	51	0.1%	24	0.1%	27	0.1%	30	0.1%
Total fixed maturities, including securities pledged (4) (5)	46,171	100.0%	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	8,075	17.5%	8,202	18.2%	8,022	19.1%	7,425	17.0%	7,681	17.5%
AA	3,669	7.9%	3,384	7.5%	3,143	7.5%	3,199	7.3%	3,131	7.1%
A	12,083	26.2%	12,153	26.9%	11,381	27.1%	11,803	27.0%	11,896	27.1%
BBB	19,512	42.3%	18,799	41.6%	17,154	40.8%	18,763	42.8%	18,672	42.5%
BB	1,810	3.9%	1,745	3.9%	1,492	3.6%	1,780	4.1%	1,684	3.8%
B and below	1,022	2.2%	875	1.9%	802	1.9%	808	1.8%	859	2.0%
Total fixed maturities, including securities pledged (5)	46,171	100.0%	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 33 of 44

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	9/30/2020		6/30/2020		3/31/2020		12/31/2019		9/30/2019		9/30/2020		9/30/2019

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	453	4.78%	446	4.72%	451	4.82%	463	4.94%	466	5.02%	1,350	4.77%	1,412	5.10%
Equity securities	3	4.00%	3	5.39%	2	4.87%	3	7.15%	2	5.58%	8	4.62%	5	4.52%
Mortgage loans	70	4.22%	71	4.25%	72	4.28%	72	4.30%	73	4.31%	213	4.25%	222	4.35%
Limited partnerships	71	19.72%	(73)	(17.32)%	49	13.01%	51	13.58%	42	11.67%	47	4.05%	101	10.59%
Policy loans	11	6.05%	12	2.70%	10	5.60%	9	4.82%	7	3.62%	33	4.07%	28	4.99%
Short-term investments	1	0.30%	2	0.67%	3	0.78%	3	0.85%	5	1.05%	6	0.64%	13	0.76%
Derivatives (2)	—	N/A	(2)	N/A	1	N/A	2	N/A	1	N/A	—	N/A	4	N/A
Prepayment fee income	18	0.14%	4	0.03%	6	0.05%	29	0.24%	9	0.07%	28	0.07%	34	0.09%
Other assets	54	N/A	(45)	N/A	13	N/A	6	N/A	4	N/A	22	N/A	26	N/A
Gross investment income before expenses and fees	681	5.68%	418	3.36%	607	5.02%	638	5.27%	609	5.01%	1,706	4.67%	1,845	5.12%
Expenses and fees	(28)	-0.24%	(31)	-0.25%	(28)	-0.24%	(33)	-0.28%	(28)	-0.23%	(87)	-0.24%	(80)	-0.21%
Total investment income and annualized yield	653	5.44%	387	3.11%	579	4.78%	605	4.99%	581	4.78%	1,619	4.43%	1,765	4.91%
Trading gains/losses (1)
Fixed maturities	3		39		(15)		2		18		27		34
Equity securities	—		(2)		2		1		(2)		—		(6)
Mortgage loans	17		(50)		(7)		—		—		(40)		1
Other investments	—		(1)		—		3		1		(1)		2
Total trading gains/losses	20		(14)		(20)		6		17		(14)		31
Impairments (1)
Fixed maturities	(10)		(50)		(20)		(28)		1		(80)		(33)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		—		(2)		—		—		(2)
Other investments	—		—		—		—		—		—		—
Total impairments	(10)		(50)		(20)		(30)		1		(80)		(35)
Fair value adjustments (3)	(5)		89		155		(84)		53		239		281
Derivatives, including change in fair value of derivatives related to guaranteed benefits	38		64		(217)		37		(51)		(115)		(219)
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	43		88		(102)		(71)		20		29		58
Businesses exited through reinsurance (4)	23		79		(29)		9		44		73		149
Consolidation/eliminations (5)	11		30		17		33		22		58		78
Total investment income and realized capital gains (losses)	730		585		465		576		667		1,780		2,050

(1) Investment results related to businesses exited through reinsurance or divestment are excluded. Investment results related to businesses to be exited through reinsurance or divestment as part of the Life Transaction are included.

(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 34 of 44

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Retirement
Average alternative investments	852	897	883	834	773	877	733
Alternative investment income	62	(66)	31	27	25	27	57
Investment Management
Average alternative investments	242	214	230	229	226	229	221
Alternative investment income	16	(22)	3	3	5	(3)	10
Employee Benefits
Average alternative investments	100	100	95	92	86	98	84
Alternative investment income	7	(7)	3	3	3	4	7

The table above excludes alternative investments and income that are a component of Income (loss) from discontinued operations, net of tax and alternative investments.

Reconciliations

Voya Financial	Page 36 of 44

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Revenues
Net investment income	800	586	698	735	687	2,084	2,057
Fee income	507	458	505	510	494	1,470	1,459
Premiums	604	607	608	556	565	1,819	1,717
Net realized capital gains (losses)	(70)	(1)	(233)	(159)	(20)	(304)	(7)
Other revenues	90	81	92	140	106	263	325
Income (loss) related to consolidated investment entities	140	(68)	15	28	43	87	115
Total revenues	2,071	1,663	1,685	1,810	1,875	5,419	5,666

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,299)	(997)	(882)	(862)	(1,003)	(3,178)	(2,888)
Operating expenses	(630)	(643)	(640)	(767)	(627)	(1,913)	(1,979)
Net amortization of DAC/VOBA	(241)	(19)	(76)	(63)	(36)	(336)	(136)
Interest expense	(40)	(40)	(40)	(41)	(51)	(120)	(135)
Operating expenses related to consolidated investment entities	(6)	(12)	(3)	(11)	(9)	(21)	(34)
Total benefits and expenses	(2,216)	(1,711)	(1,641)	(1,744)	(1,726)	(5,568)	(5,172)
Income (loss) from continuing operations before income taxes	(145)	(48)	44	66	149	(149)	494
Less:
Net investment gains (losses) and related charges and adjustments	29	42	(8)	(47)	14	63	73
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	16	38	(89)	8	(12)	(36)	(22)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(342)	(55)	9	18	31	(387)	80
Income (loss) attributable to noncontrolling interests	106	(79)	6	6	19	33	44
Income (loss) on early extinguishment of debt	—	—	—	—	(12)	—	(12)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	(63)	—	—	66
Dividend payments made to preferred shareholders	14	4	14	4	14	32	24
Other adjustments	(8)	(15)	(22)	(38)	(27)	(45)	(172)
Adjusted operating earnings before income taxes	40	17	134	178	122	190	413

Voya Financial	Page 37 of 44

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Total revenues	2,071	1,663	1,685	1,810	1,875	5,419	5,666

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	27	41	(8)	(53)	16	60	71
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	16	38	(90)	8	(12)	(36)	(21)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	399	332	344	315	401	1,075	1,216
Revenues (loss) attributable to noncontrolling interests	116	(66)	9	21	34	59	88
Other adjustments	80	93	33	98	71	205	223
Total adjusted operating revenues	1,434	1,225	1,397	1,421	1,365	4,056	4,089

Adjusted operating revenues by segment
Retirement	718	559	677	701	675	1,954	2,011
Investment Management	173	129	166	197	167	467	478
Employee Benefits	541	530	543	500	503	1,615	1,526
Corporate	2	7	11	23	20	20	74
Total adjusted operating revenues	1,434	1,225	1,397	1,421	1,365	4,056	4,089

Voya Financial	Page 38 of 44

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019

Retirement
Adjusted operating earnings before income taxes	347	440	583	588	596
Less:
DAC/VOBA and other intangibles unlocking	(189)	(46)	(50)	(30)	(33)
Adjusted Operating Earnings - excluding Unlocking before interest	536	486	633	618	629
Income tax expense	64	46	75	71	81
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	472	440	558	547	549

Adjusted Operating effective tax rate, excluding Unlocking (2)	15.2%	(19.4)%	13.0%	12.5%	7.8%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	11.9%	9.4%	11.9%	11.5%	12.8%
Average Capital	3,993	4,054	4,094	4,130	4,170
Ending Capital	3,795	3,909	4,014	4,119	4,065
Adjusted Return on Capital	11.8%	10.9%	13.6%	13.2%	13.2%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	166	165	186	180	165
Income tax expense	35	35	39	38	35
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	131	130	147	142	130

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	321	315	311	307	303
Ending Capital	340	323	321	316	310
Adjusted Return on Capital	40.7%	41.0%	47.1%	46.2%	42.9%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 39 of 44

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019

Employee Benefits
Adjusted operating earnings before income taxes	208	209	222	199	187
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	208	209	222	199	187
Income tax expense	44	44	47	42	39
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	164	165	175	157	148

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	546	522	515	507	495
Ending Capital	543	549	523	519	517
Adjusted Return on Capital	31.0%	31.7%	34.1%	31.0%	29.8%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 40 of 44

Prepayments and Alternative Income Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019

Prepayments Above (Below) Long-term Expectations (1)
Retirement	2	(7)	(4)	12	(1)	3	7
Investment Management	—	—	—	—	—	—	—
Employee Benefits	1	(1)	—	1	—	1	—
Total	3	(8)	(4)	13	(1)	4	7

Alternatives Above (Below) Long-term Expectations (1)
Retirement	43	(85)	11	9	6	(22)	15
Investment Management	11	(27)	(2)	(2)	—	(20)	(5)
Employee Benefits	5	(9)	1	1	1	(2)	2
Total	59	(121)	10	8	7	(44)	12

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	45	(92)	7	21	5	(19)	22
Investment Management	11	(27)	(2)	(2)	—	(20)	(5)
Employee Benefits	6	(10)	1	2	1	(1)	2
Total	61	(129)	6	21	6	(40)	19

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.

Voya Financial	Page 41 of 44

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	9/30/2020			6/30/2020			3/31/2020			12/31/2019			9/30/2019
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(333)	$(2.64)		$(71)	$(0.55)		$(98)	$(0.71)		$(776)	$(5.45)		$107	$0.74
Plus: Net income (loss) attributable to noncontrolling interest		106	0.84		(79)	(0.61)		6	0.04		6	0.04		19	0.13
Less: Preferred stock dividends		(14)	(0.11)		(4)	(0.03)		(14)	(0.10)		(4)	(0.03)		(14)	(0.10)
Less: Income (loss) from discontinued operations		(140)	(1.11)		(93)	(0.72)		(128)	(0.93)		(1,084)	(7.62)		(4)	(0.03)
Income (loss) from continuing operations	(145)	(73)	(0.58)	(48)	(53)	(0.41)	44	50	0.36	66	318	2.23	149	144	1.00
Less:
Net investment gains (losses) and related charges and adjustments	29	23	0.18	42	34	0.26	(8)	(6)	(0.05)	(47)	(37)	(0.26)	14	11	0.08
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	16	12	0.10	38	30	0.23	(89)	(70)	(0.51)	8	6	0.05	(12)	(9)	(0.06)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(342)	(270)	(2.09)	(55)	(43)	(0.34)	9	7	0.05	18	14	0.10	31	24	0.17
Net income (loss) attributable to noncontrolling interest	106	106	0.84	(79)	(79)	(0.61)	6	6	0.04	6	6	0.04	19	19	0.13
Income (loss) on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	(12)	(10)	(0.07)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	—	—	—	—	—	—	(63)	(50)	(0.35)	—	—	—
Dividend payments made to preferred shareholders	14	14	0.11	4	4	0.03	14	14	0.10	4	4	0.03	14	14	0.10
Other adjustments	(8)	2	0.02	(15)	(18)	(0.14)	(22)	(16)	(0.11)	(38)	222	1.56	(27)	(19)	(0.14)
Adjustment due to antidilutive effect of net loss in the current period (2)	—	—	(0.03)	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating earnings	40	39	0.30	17	20	0.15	134	115	0.83	178	153	1.07	122	114	0.79
Less:
DAC, VOBA and other intangibles unlocking	(172)	(136)	(1.05)	9	7	0.05	(16)	(13)	(0.09)	(10)	(8)	(0.06)	(29)	(23)	(0.16)
Prepayment fees and alternative investment income above (below) long-term expectations	61	48	0.37	(129)	(102)	(0.79)	6	5	0.04	21	17	0.12	6	5	0.03
Individual Life transaction stranded costs	(34)	(27)	(0.21)	(32)	(25)	(0.20)	(36)	(28)	(0.21)	(33)	(26)	(0.18)	(34)	(27)	(0.18)
Normalized adjusted operating earnings	185	154	1.19	169	140	1.09	180	151	1.10	199	170	1.19	179	159	1.10

(1) Per share calculations are based on un-rounded numbers.
(2) For periods in which there is Net loss from continuing operations available to common shareholders, Normalized adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating EPS calculation.

Voya Financial	Page 42 of 44

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Nine months ended
(in millions except per share in whole dollars)	9/30/2020			9/30/2019
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(502)	$(3.93)		$397	$2.67
Plus: Net income (loss) attributable to noncontrolling interest		33	0.26		44	0.30
Less: Preferred stock dividends		(32)	(0.25)		(24)	(0.16)
Less: Income (loss) from discontinued operations		(361)	(2.82)		18	0.12
Income (loss) from continuing operations	(149)	(76)	(0.60)	494	447	3.01
Less:
Net investment gains (losses) and related charges and adjustments	63	50	0.38	73	57	0.39
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(36)	(28)	(0.21)	(22)	(17)	(0.12)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(387)	(306)	(2.32)	80	63	0.43
Net income (loss) attributable to noncontrolling interest	33	33	0.26	44	44	0.30
Income (loss) on early extinguishment of debt	—	—	—	(12)	(10)	(0.06)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	66	52	0.35
Dividend payments made to preferred shareholders	32	32	0.25	24	24	0.16
Other adjustments	(45)	(31)	(0.24)	(172)	(128)	(0.86)
Adjustment due to antidilutive effect of net loss in the current period (2)	—	—	(0.03)	—	—	—
Adjusted operating earnings	190	174	1.32	413	361	2.43
Less:
DAC, VOBA and other intangibles unlocking	(179)	(142)	(1.08)	(20)	(16)	(0.11)
Prepayment fees and alternative investment income above (below) long-term expectations	(61)	(48)	(0.37)	7	6	0.04
Individual Life transaction stranded costs	(102)	(81)	(0.61)	(99)	(78)	(0.53)
Normalized adjusted operating earnings	533	445	3.38	525	450	3.03

(1) Per share calculations are based on un-rounded numbers.
(2) For periods in which there is Net loss from continuing operations available to common shareholders, Normalized adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating EPS calculation.

Voya Financial	Page 43 of 44

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Book value per common share, including AOCI	71.67	70.86	54.09	66.49	73.73	71.67	73.73
Per share impact of AOCI	(35.52)	(32.03)	(14.61)	(25.18)	(25.94)	(35.52)	(25.94)
Book value per common share, excluding AOCI	36.15	38.83	39.48	41.31	47.79	36.15	47.79

Debt to capital	24.0%	24.2%	29.1%	24.4%	22.4%	24.0%	22.4%
Capital impact of AOCI	13.0%	11.4%	6.2%	9.0%	7.7%	13.0%	7.7%
Impact of 25% equity treatment afforded to subordinate debt	-3.3%	-3.2%	-3.2%	-3.0%	-2.7%	-3.3%	-2.7%
Adjusted Debt to capital	33.7%	32.4%	32.1%	30.4%	27.4%	33.7%	27.4%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	126.3	126.2	130.9	134.7	138.4	127.8	143.1
Dilutive effect of warrants	—	—	2.9	3.7	2.3	—	1.6
Other dilutive effects (1)	—	2.1	3.6	4.0	3.6	—	3.8
Weighted-average common shares outstanding - Diluted	126.3	128.3	137.4	142.4	144.3	127.8	148.5
Dilutive effect of the exercise or issuance of stock-based awards (2)	3.2	—	—	—	—	3.9	—
Weighted average common shares outstanding - Adjusted Diluted (2)	129.5	128.3	137.4	142.4	144.3	131.7	148.5

(1) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(2) For periods in which there is Net loss from continuing operations available to common shareholders, Normalized adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating EPS calculation.

Voya Financial	Page 44 of 44

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2020	6/30/2020	9/30/2019	9/30/2020	6/30/2020	9/30/2019

Adjusted operating revenues	173	129	167	665	659	637
Adjusted operating expenses	(126)	(109)	(121)	(499)	(494)	(472)
Adjusted operating earnings before income taxes	47	20	46	166	165	165
Adjusted operating margin	27.3%	15.2%	27.4%	24.9%	24.9%	25.9%

Adjusted operating revenues	173	129	167	665	659	637
Less:
Investment Capital Results	16	(22)	5	—	(11)	15
Adjusted operating revenues excluding Investment Capital	157	151	162	665	670	622
Adjusted operating expenses	(126)	(109)	(121)	(499)	(494)	(472)
Adjusted operating earnings excluding Investment Capital	31	42	41	166	176	150
Adjusted operating margin excluding Investment Capital	19.7%	27.4%	25.0%	24.8%	26.0%	24.1%

Adjusted operating revenues	173	129	167	665	659	637
Less:
Investment Capital Results above (below) long-term expectations	11	(27)	—	(20)	(31)	(5)
Normalized adjusted operating revenues	162	156	167	685	690	642
Adjusted operating expenses	(126)	(109)	(121)	(499)	(494)	(472)
Normalized adjusted operating earnings	36	46	45	185	194	169
Normalized adjusted operating margin	22.4%	29.7%	27.3%	27.0%	28.2%	26.4%